Investor Overview June 2003

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to, the extent to which the Company is successful in integrating Aeronautical Systems and achieving expected operating synergies; the nature, and extent and timing of the Company's proposed restructuring and consolidation actions and the extent to which the Company is able to achieve savings from these actions; the possibility of additional restructuring and consolidation actions beyond those previously announced by the Company; as well as other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Company Overview - Goodrich One of the largest worldwide aerospace suppliers Broadest portfolio of products in industry Proprietary, flight critical products Operating history of over 130 years with recent repositioning as focused aerospace supplier Approximately 21,600 employees in facilities throughout the world

Goodrich - A Global Franchise Large Commercial Aircraft

Regional & Business Aircraft Goodrich - A Global Franchise

Helicopters Goodrich - A Global Franchise

Military Aircraft Goodrich - A Global Franchise

Global Leader Across 85% of Sales Global Leader with Broadest Systems Portfolio UTC SNECMA Honeywell Goodrich Nacelles #1 Engines Power Generation #2 Sensors #1 APUs Electronic / Fuel Controls #1 Flight Control Actuation #1 Environmental Control Systems Landing Gear #1 Lighting #2 Wheel/Brakes #2 Evacuation Systems #1 Cargo Systems #1 Space Systems -

Market Analysis and Growth Opportunities

Boeing Airbus Commercial A/C Aftermarket Regional, Business & Military O Military Other Heavy Maintenance East 12 13 25 13 26 7 4 Sales by Market Channel Large Commercial Aircraft Aftermarket 26% Regional, Business & General Aviation OE & Aftermarket 12% Boeing Commercial OE 10% Airbus Commercial OE 15% Military & Space, OE & Aftermarket 26% IGT & Other 7% Heavy Airframe Maintenance 4% 1st Quarter 2003 Sales - $1,094 M OE AM OE AM Balanced business mix - about 45% aftermarket

Sales by Market Channel - 1999 - 2003E 1999 2000 2001 2002 2003E Military and Space 510 563 828 987 1308 Large Cmcl. Aircraft Aftermarket 1053 1086 1050 1007 1011 Regional, Business & G.A. 376 434 479 479 611 Boeing OE 822 687 758 466 404 Airbus OE 481 495 559 491 595 Other 375 434 511 489 405 Significantly growing Military presence (Dollars in Millions)

Recent Traffic Trends Difficult to predict pace of recovery

Commercial Aircraft OE Delivery Forecast 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Airbus 163 157 138 123 124 126 182 229 294 311 325 303 288 278 282 331 401 441 462 474 486 486 Douglas 171 126 79 40 49 52 54 54 47 9 2 Boeing 435 446 330 272 207 219 321 509 573 482 527 381 272 267 282 336 374 429 459 471 483 483 Goodrich Forecast 556 513 515 560 602 Source: Airline Monitor Cycle bottoms in '04, Upturn begins in 2005 - 2006 2001 to 2004 Boeing down 49% Airbus down 14%

12/31/1999 12/31/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 Non-Compliant Stage 3 683 694 1066 1074 1070 973 877 780 683 Stage 3 Compliant 183 171 604 629 674 535 287 203 162 Parked Large Commercial Aircraft Sources: Air Claims, GR Estimates Estimates 500-600 Newer aircraft are expected to return to service Drives Aftermarket Sales Growth 183 171 604 629 674 535 287 203 162

Active Large Commercial Fleet 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Passenger 8142 8467 9059 9469 9869 10136 10472 10913 11465 12132 12955 12516 13312 13312 13905 14612 15200 15838 Cargo 794 859 933 1045 1122 1241 1333 1419 1504 1582 1657 1599 1740 1740 1799 1855 1911 1963 Source: The Airline Monitor, (modified to delay growth 1 year after 2002) Return to consistent growth of 4-5% per year 1991 - 2000 CAGR of 5.0% 2004 - 2007 CAGR of 4.3%

Large Commercial Aftermarket 2002- 2007 CAGR of 14.2% for aged 5 yrs or greater Airbus Fleet Aging Number of Airbus Planes High Airbus content ? Accelerated aftermarket growth for GR

Regional Jet Fleet '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 New Aircraft Production 25 26 16 37 54 62 80 114 157 216 307 346 309 303 287 379 394 382 Number of Planes New Aircraft Production '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 Total Active Fleet 165 190 206 242 296 358 438 551 705 921 1227 1569 1878 2181 2468 2847 3241 3623 Total Active Fleet Source: Airline Monitor, GR forecast '03-'07 Number of Planes New production flat through 2004, then increasing Active fleet growing rapidly

Regional Jet Aftermarket Regional Jet Fleet Aging Number of Planes 2002- 2007 CAGR of 28.2% for aged 5 yrs or greater Very rapid aftermarket sales growth expected Source: Airline Monitor, GR forecast

Military Sales Focused on Growth Areas Fighter / transport aircraft Helicopters Surveillance / reconnaissance equipment National missile defense Specialized Technology Capabilities Space optical Satellite positioning Laser targeting / warning Reconnaissance Ejection seats Substantial Aftermarket Large installed based Increased activity DoD Procurement and RDT&E Budget Forecasts ($ BN) 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Budget 77.5 78.5 79.6 82.1 89.4 93.7 104.2 109.5 129 131.7 139.8 145.8 Outlays 89.7 85.5 84.7 85.6 86.2 89.3 95.5 103.8 112.8 122.5 131.1 137 Source: Department of Defense Estimates Consistent, rapid GR sales growth will continue

C-5 Re-Engine Universal Control Program New Programs Will Accelerate Future Growth A380 Program Joint Strike Fighter *Total estimated sales over life of program ** Year in which significant sales are expected to begin $6 Billion+* 2005** $0.8 Billion+* 2004** $5 Billion+* 2006** $0.5 Billion+* 2005** Commercial Military CF34-10 Nacelle System $1.4 Billion+* 2005** Cockpit Door Video Surveillance System $0.1 Billion+* 2003**

2002 2003 2004 2005 2006 2007 2008 GR 11.3 58.4 73.5 174.1 274 335.4 459.6 Annual Expected Future Sales for: A380 Program CF34-10 Nacelle System JSF Program C-5 Re-engine Program Cockpit Door Video Surveillance System Universal Control Program Expected Future Sales from New Programs New program sales are incremental to sales growth from existing in-production platform positions Dollars in Millions

Market Summary Iraq War, SARS and global economy simultaneously depressing the industry OE deliveries under extreme pressure in '03-'05 Aftermarket severely depressed but will return with traffic increases High regional and military jet utilization are near term positives New programs will help fuel above market trend top- line growth in 2005 and beyond

Key Financial Information and 2003 Guidance

1Q 2003 Financial Performance Summary Operating Results Reported results include asset impairment, facility closure and headcount reduction charges Aeronautical Systems (AS) reported a slight loss in Q1 2003 AS Margin improvement expected throughout 2003 Pension expense approximately $10 million higher in Q1 2003, compared to Q1 2002 Summary results - All $, except EPS, in millions 1Q 2003 1Q 2003 1Q 2002 1Q 2002 Summary results - All $, except EPS, in millions $ Margin % $ Margin % Sales $1,094 $896 Segment Operating Income - as reported $18.8 1.7% $119.5 13.3% Included in Segment Operating Income: Facility closures and headcount reductions ($3.1) (0.3%) ($6.4) (0.7%) Non-cash asset impairments ($94.3) (8.6%) ($1.0) (0.1%) Increased pension expense (approximate) ($10.0) (0.9%) N/A N/A Income (Loss) - Continuing ops - Net income $(33) $29 $49 $14 Diluted EPS - Continuing operations - Net income ($0.28) $0.25 $0.47 $0.15

Debt Retirement Progress Since Acquisition of TRW-AS 10/1/02 Proforma 12/31/2002 3/31/2003 Net Debt 2768 2362 1950 Cash 146 150 186 $ in Millions Gross Debt $2,914 Gross Debt $2,512 Gross Debt $2,136 Net Debt $2,768 Net Debt $2,362 Net Debt $1,950 Cash $146 Cash $150 Cash $186 Gross debt reduced $778M or 27%; Net debt reduced $818M or 30% $550 million of assets monetized since the beginning of 2Q 2002 Repaid all short-term debt as of March 31, 2003

2003 Outlook Commercial aerospace market conditions have deteriorated since initial guidance was provided Large commercial aircraft OE expectations relatively unchanged Significant decrease in business aircraft build rate expectations ASM's have declined recently, especially in late March, early April Military conflict in Iraq Severe Acute Respiratory Syndrome (SARS) outbreak Additional, aggressive, reductions in manufacturing capacity and employment levels announced Expected reductions of more than 1,700 people in 2003 - 2004 More than 7% of worldwide employment at year-end 2002 Leading product positions in several markets, and strong presence on new aircraft programs, will provide significant leverage when markets recover

Expectations for Goodrich 2003 Sales Sales by Market Channel Pro-forma 2002 Sales* Mix Average Expected 2003 Growth Average Expected 2003 Growth Sales by Market Channel Pro-forma 2002 Sales* Mix Prior Current Military and Space - OE and Aftermarket 26% 5 - 10% 5 - 10% Boeing and Airbus OE Production 25% (15 - 20%) (15 - 20%) Large Commercial Aircraft Aftermarket 25% Flat, up slightly (5 - 10%) Regional, Business & General Aviation OE and Aftermarket 13% Flat OE - Down slightly; Aftmkt. - slightly up Other - including IGT 7% (0 - 5%) (10%) Heavy Airframe Maintenance 4% (5%) (>25%) Goodrich Total - Sales Expectations $4.6B $4.4 - $4.5B $4.3B * Pro-forma sales, including full year contribution of Aeronautical Systems, excludes discontinued operations of Avionics business. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

2003 Financial Outlook Actual 2002* 2003 Outlook Sales $3.9B $4.3B Diluted E.P.S. - Net Income $1.14 $0.80 - $0.95 Including: Income (loss) from Discontinued Operations ($0.09) $0.53 Gain on sale of Noveon PIK notes -- $0.04 Non-cash asset impairment charges -- ($0.73 - $0.79) Facility closure and headcount reduction charges ($0.24) ($0.29 - $0.35) Aeronautical Systems Inventory step-up and in-process R&D ($0.50) -- Cumulative effect of change in accounting ($0.34) $0.0 Cash flow from Operations $539M $315 - 350M Including: Cash outflow for facility closures and headcount reductions ($55) ($55 - $65M) Capital Expenditures ($107M) ($140 - $160M) * Actual 2002 results have not been restated to reflect the Avionics business as a discontinued operations.

Cash Flow from Operations ($ M) Actual 2000 168 2001 383 2002 539 Est. 2003 122 193 35 Cash Flow from Operations 2003 Cash Flow Current Estimates: Cash flow from operations between $315M - $350M Including $55M - $65M cash payments for facility closures and headcount reductions Capital Expenditures between $140M - $160M Incentive systems aligned with goal Continue debt reduction New program investments continued No plans to change dividend Generate Cash Flow Note: 2000 - 2002 have not been restated to reflect Avionics as a discontinued operation 1Q 2003 $122 Est. 2003 $315 - $350 Range

Summary

What You Should Expect From Goodrich Operational Excellence Focused on the business No significant acquisitions near-term Successful integration of Aeronautical Systems Innovative uses of technology Productivity improvements - Enterprise-wide Driving lean manufacturing Supply Chain Management Free cash flow generation Greater than 100% of Net Income - near-term Leveraging strengths during the downturn; Preparing for the upturn